UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Vitesse Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84307-P52318-Z92761 VITESSE ENERGY, INC. 5619 DTC PARKWAY SUITE 700 GREENWOOD VILLAGE, CO 80111 VITESSE ENERGY, INC. You invested in VITESSE ENERGY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 5, 2026. The meeting will be held virtually at www.virtualshareholdermeeting.com/VTS2026. Vote Virtually at the Meeting* June 5, 2026 9:00 a.m., Mountain Time Virtually at: www.virtualshareholdermeeting.com/VTS2026 Get informed before you vote View the 2026 Proxy Statement and the 2025 Annual Report on Form 10-K online OR you can receive a free paper or email copy of such material(s) by requesting prior to May 22, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by June 4, 2026 11:59 PM ET. For shares held in a plan, vote by June 2, 2026 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V84308-P52318-Z92761 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting, which are described in the 2026 Proxy Statement. Please follow the instructions on the reverse side to access the proxy materials to vote these important matters. 1. Election of Directors Nominees: 1a. Linda L. Adamany For 1b. Jamie Benard For 1c. Brian P. Friedman For 1d. Daniel J. O’Leary For 1e. Cathleen M. Osborn For 1f. Gary D. Reaves For 1g. Randy I. Stein For 1h. Joseph S. Steinberg For 2. Ratify Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2026. For NOTE: In their discretion, the proxies are authorized to vote upon any other business as may properly come before the meeting or any adjournment or postponement thereof.